Exhibit 10(t)

                                 FIRST AMENDMENT
                                     TO THE
                  INCENTIVE PLAN FOR SENIOR EXECUTIVE OFFICERS
                              OF EMCOR GROUP, INC.


     This First Amendment to the Incentive Plan for Senior Executive Officers of EMCOR Group, Inc. (the "Plan") is made as of December 14, 2005.

     WHEREAS, pursuant to Section 7.1 of the Plan, the Plan may be amended by the Board of Directors of EMCOR Group, Inc. (the "Company"); and

     WHEREAS, on the date hereof, the Board of Directors of the Company unanimously voted pursuant to a motion duly made and seconded to amend the Plan.

     NOW THEREFORE, the Plan is hereby amended to strike "March 15" in each place in the Plan where it appears and substitute "March 5" therefor.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

     EMCOR GROUP, INC.


     By  /s/ R. Kevin Matz
         -----------------
           R. Kevin Matz
           Senior Vice President - Shared Services